-------------------------
                                                       OMB APPROVAL
                                                       OMB Number: 3235-0570

                                                       Expires: October 31, 2006

                                                       Estimated average burden
                                                       hours per response: 19.3
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR


              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES


           Investment Company Act file number       811-08669
                                                --------------------------------

                        Atalanta/Sosnoff Investment Trust
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


             101 Park Avenue           New York, New York        10178
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                                 Kevin S. Kelly


 Atalanta Sosnoff Capital, LLC   101 Park Avenue     New York, New York 10178
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code: (212) 867-5000
                                                    ----------------------------


Date of fiscal year end:      May 31, 2004
                           --------------------

Date of reporting period:     May 31, 2004
                           --------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.


A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.




                                [GRAPHIC OMITTED]


                        ATALANTA/SOSNOFF INVESTMENT TRUST

                                  ANNUAL REPORT

                                  MAY 31, 2004



                              ATALANTA/SOSNOFF FUND

LETTER TO SHAREHOLDERS                                              JULY 1, 2004
================================================================================

Dear Shareholder:

For the fiscal year ended May 31, 2004, the Atalanta/Sosnoff Fund (the "Fund") returned 10.6% compared with the S&P 500 Index return of 18.3%. For the 12 months ended June 30, 2004, the Fund returned 10.2% compared with the S&P 500 Index return of 19.1%. The average annual return since inception (June 17, 1998) through May 31, 2004 for the Fund was 5.7%, compared with the S&P 500 Index return of 1.7%.

The underperformance of the Fund compared with the S&P 500 Index for the fiscal year ended May 31, 2004, the Adviser believes, is primarily due to the significant rise in lower quality, lower capitalization and lower priced stocks. The Fund does not typically invest in these types of securities and thus did not participate in the improvement of this sector of the S&P 500 Index. We believe that this phenomena is not sustainable and that these lower priced/lower quality securities will not continue their rapid improvement. Therefore, the Fund remains true to its objective, which is to identify large capitalization stocks entering into a period of accelerating earnings momentum.

The stock market has been churning in a consolidating pattern as it strives to parse the conflicting indicators of a strong economic setting on the verge of showing some inflationary bias. While energy prices have peaked along with other commodities, inflation in services and wages is now the next worrisome focus. The Federal Reserve Board has signaled clearly that it has passed an inflection point for money market rates. The issue no longer is when an increase is coming, but how often and how much.

We expect money market rates to rise between 100 and 200 basis points over the next 12 months as inflation picks up but hopefully tops out under 3 percent. Ten-year Treasury bonds already have priced in at least a 100-basis point move to 2 percent for T-bills. While the Federal Reserve will make headlines, it is not the critical variable for the equity market. Rather, it's the economy and the progression of corporate earnings power, its longevity and virility that will determine the market's dialectics. Some inflation is good for corporate earnings along with a weak dollar, and 10-year Treasuries yielding even 5.5 percent is largely priced into equity valuation.

If inflation is contained around 2.5 percent, interest rates will not spike. The economic cycle will elongate, helped by the recovery in capital spending, rising employment and the continuation of strong consumer spending for housing and durable goods. This is the call we are making. The Fund is pretty fully invested but we have accomplished some substantive portfolio realignment during the second quarter. Looking back, the quarter was marked by an inflection in both the bond market and leadership within equities. Our relative performance suffered during this transition as there was a definite de-emphasis of sectors that reached peak earnings reacceleration. This includes commodity cyclicals, housing, media and some subsectors of financial services. Positions within these groups have been eliminated or reduced accomplishing the first step in the portfolio's adjustments.

We believe the market will continue rotating towards traditional growth stocks that are less sensitive to economic conditions. We have increased the healthcare sector weighting by at least 5 percentage points. New positions in Avon Products
(AVP), United Technologies (UTX), Johnson & Johnson (JNJ) and additions to General Electric (GE), Microsoft (MSFT) and American International Group (AIG) account for at least another 5 percent of our portfolio. Because we believe the capital goods cycle is in the early stages of recovery, we have kept our overweighted position in technology. Stocks with reasonable price-earnings ratios like International Business Machines (IBM), Hewlett Packard (HPQ) and Microsoft (MSFT) are beginning to perform better than the market, and they are major portfolio positions.

An analysis of the employment statistics for the year to date shows that the greatest part of the increase in workers was in industries that had average weekly hours of 35 or fewer. Most of the growth in payrolls was part-timers and lower income in nature. Job creation is out there still as an election issue. Our reading is that underutilized capacity and less than abundant job creation suggest the upward inflationary bias could be more moderate than expected.

Analysis of the budget deficit under the Bush administration shows that half the deficit can be traced to declining taxable income and realized capital gains since 2000, about one fourth to the President's tax cut initiatives and one quarter to the war in Iraq. More than half of the deficit is non-discretionary in nature. Growing our economy is the best antidote for deficits and for keeping our Federal debt and deficit at manageable proportions to gross domestic product
(GDP). Low interest rates reduce debt service expense, which is much lower today than during Ronald Reagan's presidency.

If the deficit is reduced by spending cuts, GDP momentum could decelerate next year. By rescinding the tax cuts of recent vintage, however, growth falls very little. Stay tuned to the campaign rhetoric on these issues. They are critical variables for next year's economic setting.

In summary, we expect an upward bias to equity markets and a somewhat weaker bond market between now and yearend, corporate profitability remains buoyant, GDP momentum at least at trendline of 3.5 percent is a reasonable call with core inflation not exceeding 2.5 percent. The market should continue to rotate towards traditional growth stocks with strong multi-national franchises. The technology cycle seems unlikely to peak before late next year and we remain overweighted therein for now.

With all good wishes,

Martin T. Sosnoff

ATALANTA/SOSNOFF FUND
PERFORMANCE
================================================================================

            COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT
               IN THE ATALANTA/SOSNOFF FUND AND THE S&P 500 INDEX

[GRAPHIC OMITTED]

                     S&P 500 INDEX                 ATALANTA/SOSNOFF FUND
                     -------------                 ---------------------

                       PERIOD                             PERIOD
           DATE        RETURN     BALANCE      DATE       RETURN      BALANCE
         --------      -------    -------     --------    -------     -------
         06/17/98                $ 10,000     06/17/98               $ 10,000
         08/31/98     -13.29%       8,671     08/31/98    -8.00%        9,200
         11/30/98      22.04%      10,581     11/30/98    15.87%       10,660
         02/28/99       6.76%      11,297     02/28/99    11.54%       11,890
         05/31/99       5.48%      11,916     05/31/99     3.78%       12,340
         08/31/99       1.75%      12,124     08/31/99    -3.73%       11,880
         11/30/99       5.52%      12,793     11/30/99    17.68%       13,980
         02/29/00      -1.33%      12,622     02/29/00    12.95%       15,790
         05/31/00       4.30%      13,164     05/31/00    -5.45%       14,930
         08/31/00       7.13%      14,102     08/31/00    14.07%       17,030
         11/30/00     -13.12%      12,253     11/30/00    -8.81%       15,530
         02/28/01      -5.43%      11,587     02/28/01    -5.15%       14,731
         05/31/01       1.62%      11,775     05/31/01     1.72%       14,985
         08/31/01      -9.44%      10,663     08/31/01   -12.11%       13,170
         11/30/01       0.86%      10,755     11/30/01     5.97%       13,957
         02/28/02      -2.51%      10,485     02/28/02    -4.77%       13,291
         05/31/02      -3.25%      10,144     05/31/02    -1.64%       13,074
         08/31/02     -13.80%       8,744     08/31/02   -13.51%       11,308
         11/30/02       2.69%       8,979     11/30/02     4.71%       11,840
         02/28/03      -9.72%       8,107     02/28/03    -7.15%       10,993
         05/31/03      15.05%       9,326     05/31/03    14.19%       12,554
         08/31/03       5.07%       9,799     08/31/03     3.08%       12,940
         11/30/03       5.46%      10,334     11/30/03     4.77%       13,558
         02/29/04       8.67%      11,229     02/29/04     6.60%       14,452
         05/31/04      -1.72%      11,036     05/31/04    -3.93%       13,884


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


                                          AVERAGE ANNUAL TOTAL RETURNS(a)
                                         (FOR PERIODS ENDED MAY 31, 2004)

                                  1 YEAR          5 YEARS     SINCE INCEPTION*
                                  ------          -------     ----------------
Atalanta/Sosnoff Fund             10.60%           2.39%           5.67%
Standard & Poor's 500 Index       18.33%         ( 1.52%)          1.67%

(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*    Initial public offering of shares was June 17, 1998.

ATALANTA/SOSNOFF FUND
PORTFOLIO CHARACTERISTICS (UNAUDITED)
================================================================================
SECTOR CONCENTRATION VS. THE S&P 500 INDEX (AS OF MAY 31, 2004)

[GRAPHIC OMITTED]

                              ATALANTA/SOSNOFF   S&P 500
                                    FUND          INDEX
                              ----------------   -------
Information Technology              27.5%         17.1%
Health Care                         25.4%         13.6%
Financial                           23.0%         20.6%
Consumer Discretionary               9.2%         11.1%
Industrials                          6.0%         10.8%
Telecom Services                     2.5%          3.4%
Consumer Staples                     2.0%         11.5%
Energy                                 -           6.3%
Utilities                              -           2.7%
Materials                              -           2.9%
Cash & Equivalents                   4.4%            -




TOP TEN HOLDINGS (AS OF MAY 31, 2004)
                                                                        % OF
    STOCK                                   SECTOR                    PORTFOLIO
    ---------------------------------------------------------------------------
    General Electric Co.                    Industrials                 4.54%
    Microsoft Corp.                         Information Technology      4.02%
    International Business Machines Corp.   Information Technology      3.97%
    Caremark Rx, Inc.                       Healthcare                  3.55%
    American International Group            Financials                  3.54%
    Berkshire Hathaway, Inc. - Class B      Financials                  3.42%
    First Data Corp.                        Information Technology      3.18%
    Hewlett-Packard Co.                     Information Technology      3.11%
    Cisco Systems, Inc.                     Information Technology      3.06%
    Intel Corp.                             Information Technology      3.05%
                                                                       ------
                                                              TOTAL:   35.44%
                                                                       ======

COMPARATIVE PERFORMANCE
                      TOTAL RETURNS         AVERAGE ANNUAL TOTAL RETURNS
                     ----------------  -----------------------------------------
                     SINCE INCEPTION*  YEAR ENDED   FIVE YEARS  SINCE INCEPTION*
                        TO MAY 31,      JUNE 30,       ENDED       TO JUNE 30,
                          2004            2004     JUNE 30, 2004      2004
                     ----------------  ----------  -------------  --------------
Atalanta/Sosnoff Fund     38.8%          10.2%         2.1%           5.8%
Morningstar Large
  Cap Blend Category       n/a           17.2%        -4.0%            n/a
Lipper Large-Cap
  Core Index               n/a           15.8%        -2.5%            n/a
S&P 500 Index             10.4%          19.1%        -2.2%           2.0%

  *Inception June 17, 1998

ATALANTA/SOSNOFF FUND
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 2004
================================================================================
ASSETS
Investment securities:
  At amortized cost .............................................. $32,317,117
                                                                   ===========
  At market value (Note 1) ....................................... $37,930,651
Dividends receivable .............................................      13,109
Receivable for securities sold ...................................     212,748
Receivable for capital shares sold ...............................         883
Other assets .....................................................       7,952
                                                                   -----------
     TOTAL ASSETS ................................................  38,165,343
                                                                   -----------

LIABILITIES
Payable for securities purchased .................................     556,064
Payable for capital shares redeemed ..............................      61,047
Payable to Adviser (Note 3) ......................................       2,755
Payable to other affiliates (Note 3) .............................       8,300
Other accrued expenses and liabilities ...........................      14,720
                                                                   -----------
     TOTAL LIABILITIES ...........................................     642,886
                                                                   -----------

NET ASSETS ....................................................... $37,522,457
                                                                   ===========


Net assets consist of:
Paid-in capital .................................................. $36,132,535
Accumulated net realized losses from security transactions .......  (4,223,612)
Net unrealized appreciation on investments .......................   5,613,534
                                                                   -----------
Net assets ....................................................... $37,522,457
                                                                   ===========


Shares of beneficial interest outstanding
  (unlimited number of shares authorized, no par value) ..........   3,268,761



Net asset value, offering price and redemption
 price per share (Note 1) .........................................$     11.48
                                                                    ===========


See accompanying notes to financial statements.

ATALANTA/SOSNOFF FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MAY 31, 2004
================================================================================
INVESTMENT INCOME
  Dividends ...................................................... $   231,820
                                                                   -----------

EXPENSES
  Investment advisory fees (Note 3) ..............................     253,168
  Professional fees ..............................................      63,501
  Administration fees (Note 3) ...................................      55,595
  Service plan expense (Note 3) ..................................      40,971
  Accounting services fees (Note 3) ..............................      25,200
  Transfer agent fees (Note 3) ...................................      18,000
  Custodian fees .................................................      17,751
  Insurance expense ..............................................      17,270
  Trustees' fees and expenses ....................................      14,686
  Registration fees ..............................................       9,648
  Printing of shareholder reports ................................       5,383
  Other expenses .................................................      12,054
                                                                   -----------
     TOTAL EXPENSES ..............................................     533,227
  Fees waived by the Adviser (Note 3) ............................     (56,656)
                                                                   -----------
     NET EXPENSES ................................................     476,571
                                                                   -----------

NET INVESTMENT LOSS ..............................................    (244,751)
                                                                   -----------


REALIZED AND UNREALIZED GAINS ON INVESTMENTS
  Net realized gains from security transactions ..................   2,373,683
  Net realized gains on option contracts written (Note 4) ........      34,581
  Net change in unrealized appreciation/depreciation
   on investments ................................................   1,348,577
                                                                   -----------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS .................   3,756,841
                                                                   -----------

NET INCREASE IN NET ASSETS FROM OPERATIONS ....................... $ 3,512,090
                                                                   ===========


See accompanying notes to financial statements.

ATALANTA/SOSNOFF FUND
STATEMENTS OF CHANGES IN NET ASSETS
================================================================================
                                                      YEAR            YEAR
                                                      ENDED           ENDED
                                                      MAY 31,         MAY 31,
                                                       2004            2003
--------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment loss ..........................  $  (244,751)     $  (122,874)
  Net realized gains (losses) on:
     Security transactions .....................    2,373,683       (2,582,885)
     Option contracts written (Note 4) .........       34,581          (24,282)
  Net change in unrealized appreciation/
     depreciation on investments ...............    1,348,577        1,903,064
                                                  -----------      -----------
Net increase (decrease) in net assets
 from operations ...............................    3,512,090         (826,977)
                                                  -----------      -----------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ....................   12,284,064       10,419,763
  Payments for shares redeemed .................   (6,814,229)      (8,041,532)
                                                  -----------      -----------
Net increase in net assets from capital
 share transactions ............................    5,469,835        2,378,231
                                                  -----------      -----------

TOTAL INCREASE IN NET ASSETS ...................    8,981,925        1,551,254

NET ASSETS
  Beginning of year ............................   28,540,532       26,989,278
                                                  -----------      -----------
  End of year ..................................  $37,522,457      $28,540,532
                                                  ===========      ===========


CAPITAL SHARE ACTIVITY
  Shares sold ..................................    1,112,717        1,101,989
  Shares redeemed ..............................     (592,447)        (850,044)
                                                  -----------      -----------
  Net increase in shares outstanding ...........      520,270          251,945
  Shares outstanding, beginning of year ........    2,748,491        2,496,546
                                                  -----------      -----------
  Shares outstanding, end of year ..............    3,268,761        2,748,491
                                                  ===========      ===========


See accompanying notes to financial statements.


ATALANTA/SOSNOFF FUND
FINANCIAL HIGHLIGHTS
==================================================================================================
                                        YEAR        YEAR         YEAR          YEAR       YEAR
                                       ENDED        ENDED        ENDED         ENDED      ENDED
                                       MAY 31,     MAY 31,       MAY 31,       MAY 31,    MAY 31,
                                        2004         2003         2002          2001       2000
--------------------------------------------------------------------------------------------------
PER SHARE DATA FOR A SHARE
  OUTSTANDING THROUGHOUT
  EACH YEAR:

Net asset value at beginning of year  $ 10.38      $ 10.81      $ 12.39       $ 14.93     $ 12.34
                                      -------      -------      -------       -------     -------

Income (loss) from investment
  operations:
  Net investment loss ..............    (0.07)       (0.04)       (0.05)        (0.04)      (0.12)
  Net realized and unrealized gains
   (losses) on investments .........     1.17        (0.39)       (1.53)         0.17        2.71
                                      -------      -------      -------       -------     -------
Total from investment operations ...     1.10        (0.43)       (1.58)         0.13        2.59
                                      -------      -------      -------       -------     -------

Less distributions:
  From net realized gains ..........       --          --            --         (2.67)         --
                                      -------      -------      -------       -------     -------

Net asset value at end of year .....  $ 11.48      $ 10.38      $ 10.81       $ 12.39     $ 14.93
                                      =======      =======      =======       =======     =======


Total return(a) ....................    10.60%       (3.98%)     (12.75%)        0.37%      20.99%
                                      =======      =======      =======       =======     =======


RATIOS AND
  SUPPLEMENTAL DATA:
Net assets at end of year (000's) .. $ 37,522    $  28,541     $ 26,989      $ 20,066    $ 18,485
                                      =======      =======      =======       =======     =======


Ratio of net expenses to
  average net assets(b) ............     1.29%        1.50%        1.50%         1.50%       1.50%

Ratio of net investment loss to
  average net assets ...............    (0.66%)      (0.53%)      (0.54%)       (0.36%)    (0.88%)

Portfolio turnover rate ............      126%         120%          98%          141%        143%

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund.

(b) Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 1.44%, 1.72%, 1.83%, 1.73% and 1.95% for the years ended May 31, 2004, 2003, 2002, 2001 and 2000, respectively (Note 3).

See accompanying notes to financial statements.

ATALANTA/SOSNOFF FUND
PORTFOLIO OF INVESTMENTS
MAY 31, 2004
================================================================================
COMMON STOCKS -- 96.6%                                 SHARES          VALUE
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY-- 9.3%
Cablevision Systems New York Group* ............       25,500      $   558,960
Comcast Corp.* .................................       20,600          584,010
Fox Entertainment Group, Inc. * ................       24,300          654,885
Lowe's Companies, Inc. .........................       15,400          824,978
Staples, Inc. ..................................       30,900          852,222
                                                                   -----------
                                                                     3,475,055
                                                                   -----------
CONSUMER STAPLES-- 2.0%
Avon Products, Inc. ............................        8,500          753,610
                                                                   -----------

FINANCIALS -- 23.2%
ACE Ltd. .......................................       11,100          457,098
American Express Co. ...........................       19,700          998,790
American International Group, Inc. .............       18,300        1,341,390
Berkshire Hathaway, Inc. - Class B * ...........          437        1,298,764
Citigroup, Inc. ................................       24,180        1,122,677
Franklin Resources, Inc. .......................       11,200          563,136
Lehman Brothers Holdings, Inc. .................        9,600          726,240
Merrill Lynch & Co., Inc. ......................       12,800          727,040
Morgan Stanley .................................       13,400          717,034
RenaissanceRE Holdings Ltd. ....................       14,500          766,325
                                                                   -----------
                                                                     8,718,494
                                                                   -----------
HEALTHCARE -- 25.7%
Abbott Laboratories ............................        9,200          379,132
Aetna, Inc. ....................................       11,800          958,160
Boston Scientific Corp.* .......................       24,200        1,072,060
Caremark Rx, Inc.* .............................       43,100        1,344,720
Eli Lilly and Co. ..............................        9,100          670,397
Forest Laboratories, Inc.* .....................        8,000          507,120
Gilead Sciences, Inc.* .........................       12,300          805,158
Hospira, Inc.* .................................          920           23,589
INAMED Corp.* ..................................       19,050        1,134,428
Johnson & Johnson ..............................       13,800          768,798
UnitedHealth Group, Inc. .......................       14,200          926,550
Wyeth ..........................................       28,700        1,033,200
                                                                   -----------
                                                                     9,623,312
                                                                   -----------
INDUSTRIALS -- 6.1%
General Electric Co. ...........................       55,300        1,720,936
United Technologies Corp. ......................        6,600          558,426
                                                                   -----------
                                                                     2,279,362
                                                                   -----------

ATALANTA/SOSNOFF FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
COMMON STOCKS -- 96.6% (CONTINUED)                     SHARES          VALUE
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY-- 27.8%
Applied Materials, Inc.* .......................       29,500      $   588,820
Cisco Systems, Inc. * ..........................       52,400        1,160,660
Computer Associates International, Inc. ........       21,700          587,202
Crown Castle International Corp.* ..............       49,000          721,770
Dell Computer Corp.* ...........................       22,900          805,622
First Data Corp. ...............................       27,900        1,207,791
Hewlett-Packard Co. ............................       55,500        1,178,820
Intel Corp. ....................................       40,500        1,156,275
International Business Machines Corp. ..........       17,000        1,506,030
Microsoft Corp. ................................       57,800        1,523,030
                                                                   -----------
                                                                    10,436,020
                                                                   -----------
TELECOMMUNICATIONS SERVICES-- 2.5%
American Tower Corp.* ..........................       42,700          590,541
Nextel Communications, Inc.* ...................       15,300          353,889
                                                                   -----------
                                                                       944,430
                                                                   -----------

TOTAL COMMON STOCKS (Cost $30,616,749) .........                  $ 36,230,283
                                                                   -----------

================================================================================
CASH EQUIVALENTS -- 4.5%                               SHARES           VALUE
--------------------------------------------------------------------------------
First American Treasury Obligation Fund - Class S
  (Cost $1,700,368) ............................    1,700,368      $ 1,700,368
                                                                   -----------

TOTAL INVESTMENT SECURITIES-- 101.1%
  (Cost $32,317,117) ...........................                   $37,930,651

LIABILITIES IN EXCESS OF OTHER ASSETS-- (1.1%) .                      (408,194)
                                                                   -----------
NET ASSETS-- 100.0% ............................                   $37,522,457
                                                                   ===========


* Non-income producing security

See accompanying notes to financial statements.

ATALANTA/SOSNOFF FUND
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2004
================================================================================

1.   SIGNIFICANT ACCOUNTING POLICIES
The Atalanta/Sosnoff Fund (the Fund) is a no-load series of the Atalanta/Sosnoff Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as an Ohio business trust on January 29, 1998. The Fund was capitalized on May 6, 1998, when Atalanta Sosnoff Capital, LLC (the Adviser), formerly Atalanta/Sosnoff Capital Corporation (Delaware), purchased the initial 10,000 shares of the Fund at $10 per share. The public offering of shares of the Fund commenced on June 17, 1998. The Fund had no operations prior to the public offering of shares except for the initial issuance of shares.

The Fund seeks long-term capital appreciation. The Fund seeks to achieve its investment objective through equity investments in companies which the Adviser believes are entering into a period of accelerating earnings momentum.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded on stock exchanges are valued at the last reported sale price or, if not traded on a particular day, at the closing bid price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price, if available, otherwise, at the last quoted bid price. Call options written by the Fund are valued at the then current market quotation, using the ask price as of the close of each day on the principal exchanges on which they are traded. Securities for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share of the Fund is equal to the net asset value per share.

Investment income -- Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts and premiums on fixed-income
securities  are  amortized   using  the  interest   method.

Distributions to shareholders -- Dividends arising from net investment income, if any, are declared and paid annually to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either temporary or permanent in nature. There were no distributions for the Fund during the years ended May 31, 2004 and May 31, 2003.

ATALANTA/SOSNOFF FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
Security transactions -- Security transactions are accounted for on trade date. Securities sold are determined on a specific identification basis.

Option transactions - The Fund may write covered call options for which premiums are received and are recorded as liabilities, and are subsequently valued daily at the closing prices on their primary exchanges. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised increase the proceeds used to calculate the realized gain or loss on the sale of the security. If a closing purchase transaction is used to terminate the Fund's obligation on a call, a gain or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium previously received on the call written.

Estimates  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code (the Code) applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The tax character of distributable earnings at May 31, 2004 is as follows:

--------------------------------------------------------------------------------
Capital loss carryforwards .................................... $ ( 4,198,052)
Other loss deferrals ..........................................        (5,357)
Unrealized appreciation .......................................     5,593,331
                                                                -------------
Total distributable earnings .................................. $   1,389,922
                                                                =============
--------------------------------------------------------------------------------

During the year ended May 31, 2004, the Fund utilized capital loss carryforwards of $2,236,865 to offset current year realized gains.

As of May 31, 2004, the Fund had the following capital loss carryforward for federal income tax purposes:

--------------------------------------------------------------------------------
EXPIRES MAY 31,                                                       AMOUNT
--------------------------------------------------------------------------------
2011 .......................................................... $   4,198,052
                                                                =============
--------------------------------------------------------------------------------

ATALANTA/SOSNOFF FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
This capital loss carryforward may be utilized in future years to offset net realized capital gains, if any, prior to distribution to shareholders.

The following information is based upon the federal income tax cost of the investment securities as of May 31, 2004:

--------------------------------------------------------------------------------
Gross unrealized appreciation ................................. $   5,822,371
Gross unrealized depreciation .................................      (229,040)
                                                                -------------
Net unrealized appreciation ................................... $   5,593,331
                                                                =============

Federal income tax cost ....................................... $  32,337,320
                                                                =============
--------------------------------------------------------------------------------

The difference between the federal income tax cost and the financial statement cost of portfolio investments is due to certain timing differences in the recognition of capital losses under income tax regulations and accounting principles generally accepted in the United States. These "book/tax" differences are temporary in nature and result primarily from the tax deferral of losses on wash sales.

For the year ended May 31, 2004, the Fund reclassified its net investment loss of $244,751 against paid-in capital on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, has no effect on the Fund's net assets or net asset value per share.

2.   INVESTMENT TRANSACTIONS
During the year ended May 31, 2004, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, amounted to $49,011,441 and $44,504,011, respectively.

3.   TRANSACTIONS WITH AFFILIATES
Certain officers of the Trust are also officers of the Adviser and of Atalanta Sosnoff Management, LLC (the Distributor), a wholly owned subsidiary of the Adviser. Certain other officers of the Trust are also officers of Ultimus Fund Solutions, LLC (Ultimus), the administrative services agent, shareholder servicing and transfer agent and accounting services agent for the Trust.

INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by the Adviser pursuant to the terms of an Investment Advisory Agreement. The Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 0.75% of its average daily net assets (the "Base Fee"). The Base Fee is increased or decreased by 0.25% per annum (computed as a percentage of the Fund's average daily net assets over the previous twelve months) if the Fund outperforms or underperforms the Standard & Poor's 500 Index by at least 2.00% (referred to as the "performance fee adjustment"). For the year ended May 31, 2004, investment advisory fees were reduced by $24,380 pursuant to the performance fee adjustment.

The Adviser committed to waive its investment advisory fees and reimburse the Fund for expenses incurred to the extent necessary to limit total operating expenses of the Fund (before any performance fee adjustment) to a maximum level of 1.50% of the Fund's average daily net assets through February 1, 2004 and 1.20% of such assets thereafter until October 1, 2005. Accordingly, during the year ended May 31, 2004, the Adviser waived investment advisory fees of $56,656.

ATALANTA/SOSNOFF FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement, Ultimus supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Fund. Ultimus prepares the tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For these services, Ultimus receives a monthly fee at an annual rate of 0.15% of the Fund's average daily net assets up to $50 million; 0.125% of such net assets between $50 million and $100 million; 0.10% of such net assets between $100 million and $250 million; 0.075% of such nets assets between $250 million and $500 million; and 0.05% of such net assets in excess of $500 million, subject to a $2,000 minimum monthly fee.

FUND ACCOUNTING AGREEMENT
Under the terms of a Fund Accounting Agreement, Ultimus calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, Ultimus receives a fee, based on current asset levels, of $2,000 per month from the Fund plus an asset-based fee computed as a percentage of the Fund's average net assets. In addition, the Fund reimburses Ultimus for out-of-pocket expenses related to the pricing of the Fund's portfolio securities.

TRANSFER AGENT AGREEMENT
Under the terms of a Transfer Agent and Shareholder Services Agreement, Ultimus maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent, and performs other shareholder service functions. For these services, Ultimus receives a monthly fee at an annual rate of $18 per shareholder account from the Fund, subject to a $1,500 minimum monthly fee. In addition, the Fund reimburses Ultimus for out-of-pocket expenses including, but not limited to, postage and supplies.

SERVICE PLAN
The Trust has adopted a Service Plan (the Plan) under which the Fund compensates the Distributor for services related to the distribution and promotion of the Fund's shares. The Plan limits payments to the Distirbutor in any fiscal year to a maximum of .25% of the average daily net assets of the Fund. During the year ended May 31, 2004, the Fund incurred expenses of $40,971 under the Plan.

4.   CALL OPTIONS WRITTEN
A summary of written call option contracts during the year ended May 31, 2004 for the Fund is as follows:

--------------------------------------------------------------------------------
                                                       OPTION        OPTION
                                                      CONTRACTS     PREMIUMS
--------------------------------------------------------------------------------
Options outstanding at beginning of year ..........       --       $     --
Options written ...................................       87         34,581
Options expired ...................................     ( 87)      ( 34,581)
                                                    --------       --------
Options outstanding at end of year ................       --       $     --
                                                    ========       ========
--------------------------------------------------------------------------------

ATALANTA/SOSNOFF FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
5.   CONTINGENCIES AND COMMITMENTS
The Fund indemnifies the Trust's officers and trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
================================================================================

To the Board of Trustees and Shareholders of Atalanta/Sosnoff Investment Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Atalanta/Sosnoff Investment Trust comprised of the Atalanta/Sosnoff Fund (the "Fund") as of May 31, 2004, and the related statements of operations for the year then ended and changes in net assets for the two years then ended and financial highlights for the three years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights presented herein for each of the respective years ended May 31, 2001 were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on the financial highlights in their report dated June 22, 2001.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2004, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Atalanta/Sosnoff Fund of the Atalanta/Sosnoff Investment Trust as of May 31, 2004, the results of its operations for the year then ended, the changes in its net assets for the two years then ended, and its financial highlights for the three years then ended, in conformity with U.S. generally accepted accounting principles.

                                               /s/ ERNST & YOUNG LLP
Cincinnati, Ohio
June 30, 2004

BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (UNAUDITED)
================================================================================
Overall responsibility for management of the Fund rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

                                                                   POSITION HELD     LENGTH OF
TRUSTEE/EXECUTIVE OFFICER         ADDRESS                  AGE     WITH THE TRUST    TIME SERVED
---------------------------------------------------------------------------------------------------
*William DiPietro                 101 Park Avenue           41     Trustee          Since February
                                  New York, NY                                      2004
---------------------------------------------------------------------------------------------------
Howard A. Drucker                 25 East End Avenue        62     Trustee          Since May 1998
                                  New York, NY
---------------------------------------------------------------------------------------------------
Irving L. Straus                  737 Park Avenue           83     Trustee          Since May 1998
                                  New York, NY
---------------------------------------------------------------------------------------------------
Aida L. Wilder                    26 Old Albany Post Road   56     Trustee          Since May 1998
                                  Rhinebeck, NY
---------------------------------------------------------------------------------------------------
Kevin S. Kelly                    101 Park Avenue           39     President        Since November
                                  New York, NY                                      2002
---------------------------------------------------------------------------------------------------
Robert G. Dorsey                  135 Merchant Street       47     Vice President   Since July 2001
                                  Cincinnati, OH
---------------------------------------------------------------------------------------------------
Mark J. Seger                     135 Merchant Street       42     Treasurer        Since July 2001
                                  Cincinnati, OH
---------------------------------------------------------------------------------------------------
John F. Splain                    135 Merchant Street       47     Secretary        Since July 2001
                                  Cincinnati, OH
---------------------------------------------------------------------------------------------------

* Mr.  DiPeitro  is an  "interested  person" of the Trust  within the meaning of
Section  2(a)(19) of the Investment  Company Act of 1940.

Each Trustee oversees one portfolio of the Trust. The principal occupations of the Trustees and executive officers of the Fund during the past five years and public directorships held by the Trustees are set forth below:

William DiPietro is Senior Vice President of the Adviser.

Howard A. Drucker is a real estate investor and manager with various properties throughout the United States of America.

Irving L. Straus is the Chairman of Straus Corporate Communications (a public relations firm).

Aida L. Wilder is Vice President of Wilder Consolidated Enterprises (a restaurant operations company).

Kevin S. Kelly is Senior Vice President, Chief Operating Officer and Chief Financial Officer of the Adviser.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC (the Trust's administrator) and Ultimus Fund Distributors, LLC. (a registered broker-dealer).

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Additional information about members of the Board of Trustees and Executive Officers is available in the Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-877-SOSNOFF (1-877-767-6633).

                       ATALANTA/SOSNOFF INVESTMENT TRUST
                   101 Park Avenue o New York, New York 10178
                       toll free 1-877-SOSNOFF (767-6633)
                       website o www.atalantasosnoff.com
                      e-mail o asfund@atalantasosnoff.com

                               BOARD OF TRUSTEES
                                William DiPietro
                               Howard A. Drucker
                                Irving L. Straus
                                 Aida L. Wilder

                               INVESTMENT ADVISER
                         Atalanta Sosnoff Capital, LLC
                   101 Park Avenue o New York, New York 10178
                                  212-867-5000

                                  DISTRIBUTOR
                        Atalanta Sosnoff Management, LLC
                   101 Park Avenue o New York, New York 10178

                                 TRANSFER AGENT
                          Ultimus Fund Solutions, LLC
                  P.O. Box 46707 o Cincinnati, Ohio 45246-0707

                              SHAREHOLDER SERVICES
                      Nationwide: (Toll-Free)  1-877-SOSNOFF
                                               1-877-767-6633



A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-877-SOSNOFF (1-877-767-6633), or on the Securities and Exchange Commission's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-877-SOSNOFF (1-877-767-6633), or on the Securities and Exchange Commission's website at http://www.sec.gov.

ITEM 2. CODE OF ETHICS.


As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 10(a)(1), a copy of registrant's code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended. The registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.


The registrant's board of trustees has determined that the registrant does not have an audit committee financial expert serving on its audit committee. The audit committee determined that, although none of its members meet the technical definition of an audit committee financial expert, the members have sufficient financial expertise to address any issues that are likely to come before the committee. After discussion and evaluation of the accounting environment within which the registrant operates, it was the consensus of the audit committee members that it is not necessary at the present time for the committee to seek to recruit an additional trustee who would qualify as an audit committee financial expert.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     (a) AUDIT FEES. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $23,800 with respect to the registrant's fiscal year ended May 31, 2004. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the accountant in connection with the statutory and regulatory filings or engagements were $32,000 with respect to the registrant's fiscal year ended May 31, 2003.


     (b) AUDIT-RELATED FEES. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item.


     (c) TAX FEES. No fees were billed in either of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.


     (d) ALL OTHER FEES. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.


     (e)(1) The audit committee has adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. Pursuant to such pre-approval policies and procedures, the audit committee has pre-approved certain audit, audit-related and tax services and has established, with respect to each fiscal year of the registrant, the following maximum fee levels for such services:

               o Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings and assistance in responding to SEC comment letters -- $5,000

               o Consultations with management of the registrant as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules by the SEC, FASB or other regulatory or standard setting bodies -- $5,000

               o    All tax services in the aggregate -- $5,000


     (e)(2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph
            (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.


     (f) Less than 50% of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.


     (g) No non-audit fees were billed in either of the last two fiscal years by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.


     (h) The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph
          (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.


Not applicable


ITEM 6.  SCHEDULE OF INVESTMENTS.


Not applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.


Not applicable


ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.


Not applicable


ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.


ITEM 10. CONTROLS AND PROCEDURES.

(a)(1) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 301-2(c) under the Investment Company Act of 1940), the registrant's principal executive officers and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.


(a)(2) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 11. EXHIBITS.


File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.


(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto


(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto


(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(b)   Certifications   required  by  Rule   30a-2(b)   under  the  Act  (17  CFR
270.30a-2(b)): Attached hereto





Exhibit 99.CODE ETH      Code of Ethics


Exhibit 99.CERT Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002


Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant)   Atalanta/Sosnoff Investment Trust
              ------------------------------------------------------------------





By (Signature and Title)*         /s/ Kevin S. Kelly
                              -------------------------------------
                                 Kevin S. Kelly, President


Date          July 30, 2004
         -------------------------------






Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.





By (Signature and Title)*         /s/ Kevin S. Kelly
                              -------------------------------------
                                 Kevin S.Kelly, President


Date          July 30, 2004
         -------------------------------






By (Signature and Title)*         /s/ Mark J. Seger
                              -------------------------------------
                                 Mark J. Seger, Treasurer


Date          July 30, 2004
         -------------------------------




* Print the name and title of each signing officer under his or her signature.